GOODWILL AND INTANGIBLE ASSETS WITH DEFINITE LIVES - Goodwill and intangible assets with definite lives, net (Details) - Vimeo Inc. - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Finite-Lived Intangible Assets [Line Items]
Goodwill	$ 219,337	$ 219,337	$ 219,374	$ 77,152
Intangible assets with definite lives, net of accumulated amortization		10,854	25,598
Total goodwill and intangible assets with definite lives, net		$ 230,191	$ 244,972